--------------------------------------------------------------------------------
                                SEMIANNUAL REPORT
--------------------------------------------------------------------------------

[Logo](R)
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------




                                                       New England Balanced Fund


                               [Graphic Omitted]


---------------------
    JUNE 30, 1998
---------------------

                                                                    August 1998
-------------------------------------------------------------------------------

------------------------------


[Photo of Henry L.P. Schmelzer


------------------------------

Dear Shareholder:

Investors had reason for comfort during the first half of 1998.

After stunning gains in each of the last three years, the stock market behaved more like its customary self: Major market indicators moved up for a time, slid back and were once again in recovery mode at the end of the period. This pattern largely reflected investors' responses to fast-changing events in Asia. Unpredictable markets call to mind the long-term experience of millions of mutual fund investors; those of us who held firm to our plans as markets entered difficult periods were often rewarded as markets recovered. The longer you stay invested the less interim ups and downs -- here or overseas -- should concern you.

News from the Far East drove bond market sentiment as well. In the United States, faltering Asian economies meant lower prices on many imported goods, putting pressure on prices and corporate earnings. With slower growth now a real possibility and with little immediate evidence of inflation, the Federal Reserve Board left short-term interest rates unchanged, while long-term rates fell to record lows in mid-June.

In the pages that follow, you can read about how your Fund's management dealt with the disruptions in the Pacific region and their impact on our domestic economy. But beyond Asia's present problems, and notwithstanding the inevitable ebb and flow of our own business cycle, there are reasons to be optimistic about investment prospects over the next several years. For example, vast, under-served populations in China and elsewhere represent huge potential demand for consumer goods. Here in the United States, there is the prospect of a demography-driven spending wave, as millions of baby-boomers enter their peak consumption years. Events may turn out differently -- volatility will always be part of investing -- but as much as the markets may waver, the watchwords for many long-term investors are constant: diversify and persist.

While you are thinking about your investments, take a few minutes to review your portfolio. It's possible that three years of strong market gains have tilted your holdings disproportionately toward aggressive stock funds. If so, you and your financial representative can adjust the balance easily using some of New England Funds' more conservative equity or bond funds to reallocate your assets in line with your long-term goals and comfort level. Once you are satisfied with your portfolio's balance, be sure to stay in touch with your financial professional, invest regularly and don't try to guess what the market will do next.

Thank you for your continued support of New England Funds.

    Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President


PREPARING FOR THE YEAR 2000
-------------------------------------------------------------------------------
NEW ENGLAND FUNDS CONTINUES TO WORK TO PROVIDE HIGH QUALITY SERVICE AS WE MOVE INTO THE NEW CENTURY. SINCE LAST YEAR WE HAVE DEVOTED SIGNIFICANT RESOURCES TO IDENTIFYING, ANALYZING AND RESOLVING COMPUTER ISSUES RELATED TO YEAR 2000. AS A FURTHER MEASURE, WE HAVE FOCUSED ON YEAR-END 1998 AS A TARGET FOR PREPAREDNESS BY VENDOR AND SERVICE AGENCY SYSTEMS THAT WE RELY ON FOR SUPPORT. WE EXPECT MAJOR SYSTEMS TO BE READY BEFORE THE END OF THE YEAR, WITH A YEAR OF QUALITY ASSURANCE TO FOLLOW.

-------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
-------------------------------------------------------------------------------

                                       INVESTMENT RESULTS THROUGH JUNE 30, 1998
-------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.



                               GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES

[A chart in the form of a line graph appears here illustrating the growth of a $10,000 investment in New England Balanced Fund Class A Shares since 6/30/88, compared to a blend of the S&P 500 and Lehman Intermediate Government/Corporate Indices. The data points to this chart are as follows:]

                          JUNE 1988 THROUGH JUNE 1998

                                   WITH           S&P/
                NET                MAXIMUM        LEHMAN
               ASSET                SALES         INTERM.
              VALUE(1)             CHARGE(2)    GOV'T/CORP.(4)
-------------------------------------------------------------------------------
6/30/88        $10,000             $ 9,425        $10,000
   6/89        $11,056             $10,420        $11,692
   6/90        $11,052             $10,416        $13,258
   6/91        $11,673             $11,001        $14,383
   6/92        $13,487             $12,711        $16,305
   6/93        $15,623             $14,725        $18,341
   6/94        $16,193             $15,262        $18,535
   6/95        $18,985             $17,893        $22,339
   6/96   `    $21,500             $20,264        $26,495
   6/97        $26,411             $24,921        $33,129
   6/98        $30,135             $28,402        $40,599



This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will differ from that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

-------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
-------------------------------------------------------------------------------

                                                        AVERAGE ANNUAL TOTAL RETURNS -- 6/30/98
-----------------------------------------------------------------------------------------------
  CLASS A (Inception 11/27/68)          6 MONTHS       1 YEAR        5 YEARS       10 YEARS
   Net Asset Value(1)                     6.10%        13.97%         14.04%        11.66%
   With Max. Sales Charge(2)              0.00          7.42          12.69         11.01
   S&P/Lehman Intermediate G/C Blend(4)  12.70         22.55          17.11         14.92
   Lipper Balanced Average(5)             8.95         17.58          13.91         12.80
-----------------------------------------------------------------------------------------------
  CLASS B (Inception 9/13/93)           6 MONTHS       1 YEAR        3 YEARS    SINCE INCEPTION
   Net Asset Value(1)                     5.62%        13.02%         15.77%        12.92%
   With CDSC(3)                           0.62          8.07          15.01         12.66
   S&P/Lehman Intermediate G/C Blend(4)  12.70         22.55          22.03         17.32
   (Lehman calculated from 9/30/93)
   Lipper Balanced Average(5)             8.95         17.58          17.77         13.92
   (calculated from 9/30/93)
-----------------------------------------------------------------------------------------------
  CLASS C (Inception 12/30/94)          6 MONTHS       1 YEAR        3 YEARS    SINCE INCEPTION
   Net Asset Value(1)                     5.64%        13.06%         15.71%        18.15%
   With CDSC(3)                           4.64         12.07          15.71         18.15
   S&P/Lehman Intermediate G/C Blend(4)  12.70         22.55          22.03         24.10
   Lipper Balanced Average(5)             8.95         17.58          17.77         19.57
-----------------------------------------------------------------------------------------------
  CLASS Y (Inception 3/8/94)            6 MONTHS      1 YEAR         3 YEARS    SINCE INCEPTION
   Net Asset Value(1)                     6.23%        14.34%         17.15%        14.90%
   S&P/Lehman Intermediate G/C Blend(4)  12.70         22.55          22.03         19.27
   (Lehman calculated from 3/31/94)
   Lipper Balanced Average(5)             8.95         17.58          17.77         16.13
   (calculated from 3/31/94)
-----------------------------------------------------------------------------------------------

  NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares. CDSC for Class C shares assumes a maximum 1% sales charge on redemptions within the first year of purchase.

(4) Represented by a 65% weighting in the S&P 500 and a 35% weighting in the Lehman Intermediate Government/Corporate Bond Index. Indices are rebalanced to 65%/35% at the end of each year. Lehman Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds, issued by the U.S. government and U.S. corporations, having maturities between one and ten years. The indices' performance have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Lipper Balanced Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost. The Fund was changed from an equity income fund to a balanced fund on March 1, 1990. Results for periods prior to that date reflect former investment policies and are not necessarily representative of results that would have been achieved had the Fund's current investment policies then been in effect.

-------------------------------------------------------------------------------
                            NEW ENGLAND BALANCED FUND
-------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

[Photos of Meri Anne Beck, John Hyll, Barr Segal]

Meri Anne Beck,
John Hyll, Barr Segal
Loomis, Sayles & Company, L.P.

Note to shareholders: The following is a discussion with the entire New England Balanced Fund portfolio management team, including equity-side managers Carol McMurtrie and Tricia Mills. While we were producing this report Loomis, Sayles & Company, L.P., the Fund's subadviser, announced a change in management for the equity segment of this Fund, which became effective in August 1998. The new portfolio managers and their backgrounds are detailed in a supplement to the Fund's prospectus dated August 17, 1998. We have included a copy of this supplement in this report.

Q. Please tell us about New England Balanced Fund's performance during the first half of 1998.

For the six months ending June 30, 1998, New England Balanced Fund's Class A shares had a total return of 6.10%. Both the stock and bond portions of the portfolio contributed to the Fund's return, which included a $0.71 per share gain in net asset value to $14.96 per share and the reinvestment of $0.16 per share in dividend distributions.

Q. What was the environment, and how did you respond?

As if in defiance of forecasts to the contrary, euphoric U.S. stock markets achieved sizable gains in the first quarter of 1998, with the Standard & Poor's 500 Stock Index adding 13% to its stunning increases of the last three years. In part, this strength grew out of the view that the deep economic crises that had roiled Asian markets in the last months of 1997 would soon end. But early in the second quarter, many companies whose fortunes are tied to Asia began to warn investors of profit shortfalls. For some, the reason was weak sales in depressed Asian markets; for others it was a matter of falling prices on competing imported goods. Most stocks fell after these announcements (notably technology issues), abruptly erasing investors' enthusiasm earlier in 1998. This combination of weak export conditions and pricing pressures on U.S. companies began to raise questions about sustained domestic growth.

Q. Given this environment, what was your equity strategy during the period?

We emphasized sectors that we think can do well even if the economy slows and those where earnings disappointments seem unlikely. With unemployment low and more disposable income in their hands, consumers are likely to spend more, heightening the appeal of consumer-related stocks. This sector is currently one of the economy's strongest, and the stocks appear to offer good value; we also think this area will be fairly resilient in the event of an economic downturn. Areas of particular focus included specialty retail and auto-related companies.

We reduced exposure to capital goods stocks, which would be among the first groups to feel the impact of slowing global growth. However, the Fund's position in basic materials, predominantly specialty chemicals, is overweighted relative to the S&P 500(R). We favored niche producers and other special situations where fundamentals are strong and earnings prospects appear solid, even in a slower economy.

                                                YOUR FUND'S ASSET MIX -- 6/30/98

COMMON STOCKS                      59%
BONDS                              39%
CASH & CASH EQUIVALENTS             2%

Portfolio holdings and asset allocation will vary.

Holdings in two financial sectors were cut back: money center banks with exposure to Southeast Asia and property/casualty insurance companies, where intense rate competition is limiting revenue growth.

The portion of the Fund devoted to stocks was 59.5% at the end of the period, matching the year-end level and slightly lower than the 62.3% reading at the end of the first quarter.

Q. What were the principal factors affecting equity performance?

The Fund benefited from a heavy position in consumer cyclical stocks and in its HMO holdings. We also added value by avoiding energy and electric utility stocks, two underperforming sectors.

Among individual securities, prospects for Warnaco's newly acquired Calvin Klein products boosted its stock, while the stocks of Sensormatic and Wallace Computer Services were hurt by earnings disappointments.

                                  YOUR FUND'S FIVE LARGEST INDUSTRIES -- 6/30/98

                                                          % OF
                                                        NET ASSETS
               ---------------------------------------------------
               1.       U.S. GOVERNMENT AND AGENCIES      13.9
               ---------------------------------------------------
               2.       CHEMICALS                          6.6
               ---------------------------------------------------
               3.       OIL AND GAS                        6.2
               ---------------------------------------------------
               4.       INDUSTRIALS                        6.1
               ---------------------------------------------------
               5.       TELEPHONE                          5.6

Portfolio holdings and asset allocations will vary.

Q. What was the fixed-income environment and how did you respond?

Since last summer, dark economic clouds over the Far East and Russia managed to brighten bond markets in the United States. Worried investors withdrew from these unstable economies and fled to the quality they saw in the United States -- especially U.S. Treasury obligations. Early in the year, the belief that conditions in Asia were improving suggested that stronger U.S. export activity and inflationary pressure might lead the Federal Reserve Board to raise interest rates. Domestic interest rates did move higher for a time and bond prices fell. Later, as it became clear that Asia's problems were far from over, bond prices rallied and yields fell, driving the yield on the 30-year Treasury bond to a historic low of 5.57% on June 15

We kept the duration of the Fund's bond portfolio -- a measure of price sensitivity to interest rate changes -- somewhat longer than that of the Lehman Brothers Intermediate Government/Corporate Index. This mildly optimistic stance, which reflects our expectation of a slow recovery in Asia, aided performance as did our overweighting in corporate bonds and underweighting in mortgage-backed securities.

The Fund benefited from the purchase of Digital Equipment bonds as a result of the Compaq merger and of Avalon Securities, a real estate investment trust, which we sold at a profit. A notable disappointment was SKF, a ball bearings manufacturer whose sales suffered in Asia.

Q. What is your outlook for the rest of 1998?

Continued turmoil in Asia means cheaper imported goods here, a deflationary factor that we think will keep U.S. prices in check and earnings under pressure. OPEC's decision to cut production and raise oil prices poses only a small risk of igniting inflation, in our view.

The near-term outlook is positive for the bond markets. The federal government, its budget now in surplus, is issuing fewer securities, reducing the supply of these sought-after issues. In addition, the Federal Reserve Board seems determined to prevent Asia's crisis from becoming ours, and is thus unlikely to raise interest rates to avoid stalling economic growth. Indeed, the next change could well be a cut in rates.

While we think demand for equities may flatten, the strength of our economy and currency should continue to attract investors. As always, we will rely on Loomis Sayles' extensive research capabilities to help us find securities that meet our standards for attractive value and growth potential, and allow industry weightings to emerge from these selections.

PORTFOLIO COMMENTARY REFLECTS THE CONDITIONS AND ACTIONS TAKEN DURING THE REPORTING PERIOD, WHICH ARE SUBJECT TO CHANGE. A SHIFT IN OPINION MAY RESULT IN STRATEGIC AND OTHER PORTFOLIO CHARGES.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of June 30, 1998
(unaudited)

COMMON STOCK--58.7% OF TOTAL NET ASSETS

SHARES              DESCRIPTION                                    VALUE (a)
-------------------------------------------------------------------------------
                   AEROSPACE & DEFENSE--2.0%
      41,800       Northrop Grumman Corp. .......................  $  4,310,625
      70,100       Sundstrand Corp. .............................     4,013,225
                                                                   ------------
                                                                      8,323,850
                                                                   ------------
                   APPAREL & TEXTILES--1.6%
     150,100       Warnaco Group ................................     6,369,869
                                                                   ------------
                   AUTO & RELATED--0.6%
      33,500       Magna International, Inc. ....................     2,298,938
                                                                   ------------
                   BANKS--4.4%
      53,000       BankAmerica Corp. ............................     4,581,188
     169,800       Charter One Financial, Inc. ..................     5,720,137
      33,800       Fleet Financial Group, Inc. ..................     2,822,300
     126,400       Norwest Corp. ................................     4,724,200
                                                                   ------------
                                                                     17,847,825
                                                                   ------------
                   BUILDING & RELATED--3.8%
      46,500       Armstrong World Industries, Inc. .............     3,132,937
     180,000       Leggett & Platt, Inc. ........................     4,500,000
      93,800       Masco Corp. ..................................     5,674,900
      27,400       Philips Electronics NV (ADR) .................     2,329,000
                                                                   ------------
                                                                     15,636,837
                                                                   ------------
                   CHEMICALS--6.6%
     207,600       Crompton & Knowles Corp. .....................     5,228,925
      48,200       El duPont deNemours ..........................     3,596,925
     112,700       IMC Global, Inc., Rights (c) .................     3,395,088
      67,200       PPG Industries, Inc. .........................     4,674,600
     182,800       Solutia, Inc. (c) ............................     5,244,075
     289,400       W.R. Grace & Co. (c) .........................     4,937,887
                                                                   ------------
                                                                     27,077,500
                                                                   ------------
                   COMPUTERS & BUSINESS EQUIPMENT--2.9%
      83,500       Gateway 2000, Inc. (c) .......................     4,227,187
      51,100       International Business Machines ..............     5,866,919
      45,800       Sun Microsystems, Inc. (c) ...................     1,989,438
                                                                   ------------
                                                                     12,083,544
                                                                   ------------
                   CONSUMER-JEWELRY/NOVELTY/GIFTS--1.6%
     130,900       American Greetings Corp. .....................     6,667,719
                                                                   ------------
                   ELECTRIC COMPANIES--1.5%
     107,100       CMS Energy Corp. .............................     4,712,400
      33,400       Energy East Corp. ............................     1,390,275
                                                                   ------------
                                                                      6,102,675
                                                                   ------------

                   ELECTRONICS--1.3%
      88,700       Raytheon Co., Class B ........................  $  5,244,388
       2,800       W.W. Grainger, Inc. ..........................       139,475
                                                                   ------------
                                                                      5,383,863
                                                                   ------------
                   FINANCIAL SERVICES--3.1%
      97,600       Corrections Corporation America ..............     2,293,600
     114,400       Federal Home Loan Mortgage Corp. .............     5,383,950
      84,000       Federal National Mortgage Association ........     5,103,000
                                                                   ------------
                                                                     12,780,550
                                                                   ------------
                   FREIGHT TRANSPORTATION--2.2%
     171,700       Canadian Pacific, Ltd. .......................     4,871,987
      65,100       Federal Express Corp. (c) ....................     4,085,025
                                                                   ------------
                                                                      8,957,012
                                                                   ------------
                   HEALTH CARE -- SERVICES--3.8%
     176,900       Columbia/HCA Healthcare ......................     5,152,212
     197,200       Humana, Inc. (c) .............................     6,150,175
      54,800       Wellpoint Health Networks, Inc. (c) ..........     4,055,200
                                                                   ------------
                                                                     15,357,587
                                                                   ------------
                   INSURANCE--3.6%
     160,200       ACE, Ltd. ....................................     6,247,800
      51,600       Allstate Corp. ...............................     4,724,625
      63,100       Everest Reinsurance Holdings .................     2,425,406
      57,500       TIG Holdings, Inc. ...........................     1,322,500
                                                                   ------------
                                                                     14,720,331
                                                                   ------------
                   LEISURE--1.6%
     166,800       Hasbro, Inc. .................................     6,557,325
                                                                   ------------
                   MACHINERY--1.9%
      51,000       Case Corp. ...................................     2,460,750
      58,800       Deere & Co. ..................................     3,109,050
      66,000       Dover Corp. ..................................     2,260,500
                                                                   ------------
                                                                      7,830,300
                                                                   ------------
                   MANUFACTURING -- DIVERSIFIED--1.1%
     105,500       Allied Signal, Inc. ..........................     4,681,563
                                                                   ------------
                   OIL & GAS--1.1%
     155,300       Tosco Corp. ..................................     4,561,938
                                                                   ------------
                   OIL & GAS/EXPLORATION & PRODUCTION--0.4%
      94,640       Ocean Energy, Inc. ...........................     1,851,395
                                                                   ------------

                   OIL & GAS/MAJOR INTEGRATED--1.7%
      31,000       British Petroleum PLC (ADR) ..................  $  2,735,750
      75,800       Royal Dutch Petroleum Co. ....................     4,154,787
                                                                   ------------
                                                                      6,890,537
                                                                   ------------
                   RETAIL -- FOOD & DRUG--1.5%
     139,800       Kroger Co. (c) ...............................     5,993,925
                                                                   ------------
                   RETAIL -- SPECIALTY--2.4%
     109,200       Autozone, Inc. (c) ...........................     3,487,575
     194,800       Office Depot, Inc. ...........................     6,148,375
                                                                   ------------
                                                                      9,635,950
                                                                   ------------
                   TELEPHONE--5.6%
     123,200       Ameritech Corp. ..............................     5,528,600
     108,800       Bell Atlantic Corp. ..........................     4,964,000
      92,400       BellSouth Corp. ..............................     6,202,350
     154,100       SBC Communications, Inc. .....................     6,164,000
                                                                   ------------
                                                                     22,858,950
                                                                   ------------
                   TOBACCO--1.1%
     163,400       UST, Inc. ....................................     4,411,800
                                                                   ------------
                   WASTE MANAGEMENT--1.3%
     108,000       USA Waste Services, Inc. .....................     5,332,500
                                                                   ------------
                   Total Common Stock
                    (Identified Cost $178,121,528) ..............   240,214,283
                                                                   ------------

BONDS AND NOTES--38.9%

FACE
AMOUNT
--------------------------------------------------------------------------------
                   AIRLINES--0.9%
  $  600,000       Delta Air Lines, Inc., 9.200%,
                     9/23/14 .....................................       720,570
   3,000,000       Northwest Airlines Corp., 8.375%, 3/15/04 .....     3,093,480
                                                                    ------------
                                                                       3,814,050
                                                                    ------------
                   BANKS--0.9%
   3,430,000       Mellon Bank, 7.000%, 3/15/06 .................     3,577,490
                                                                    ------------
                   ENERGY--0.8%
   2,960,000       Tosco Corp., 7.625%, 5/15/06 .................     3,168,769
                                                                   ------------
                   FINANCE--0.7%
   2,425,000       Secured Finance, 9.050%, 12/15/04 ............     2,787,343
                                                                   ------------
                   HEALTH CARE--0.5%
   1,775,000       National Health Investors, Inc., 7.300%,
                     7/16/07 ....................................     1,874,489
                                                                   ------------
                   INDUSTRIALS--6.5%
   2,505,000       Amerco, 7.850%, 5/15/03 ......................     2,603,472
   4,790,000       Coca Cola Enterprises Inc., 6.750%, 1/15/38 ..     4,831,002
   3,300,000       Federal Express Equipment Test, 7.020%,
                     1/15/22 ....................................     3,300,000
   3,390,000       Loewen Group International, Inc., 7.750%,
                     10/15/01 ...................................     3,531,905
   1,790,000       Philips Electronics NV, 7.250%, 8/15/13 ......     1,900,676
   1,780,000       Raytheon Co., 6.300%, 3/15/05 ................     1,787,921
   4,765,000       SKF, 7.125%, 7/01/07 .........................     5,058,715
   2,500,000       Textron, Inc., 6.625%, 11/15/07 ..............     2,571,325
   1,200,000       Williams Holdings Co., 6.250%, 2/01/06 .......     1,208,244
                                                                   ------------
                                                                     26,793,260
                                                                   ------------
                   LEISURE & LODGING--3.2%
   2,125,000       Carnival Corp., 7.050%, 5/15/05 ..............     2,218,712
   3,000,000       La Quinta Inns, Inc., 7.400%, 9/15/05 ........     3,078,750
   3,295,000       MGM Grand Inc., 6.875%, 2/06/08 ..............     3,144,847
   2,000,000       Royal Caribbean Cruises Line, 8.125%, 7/28/04      2,137,240
   2,570,000       Royal Caribbean Cruises Line, 7.000%, 10/15/07     2,631,834
                                                                   ------------
                                                                     13,211,383
                                                                   ------------
                   MORTGAGE--4.1%
   6,050,797       Federal Home Loan Mortgage Corp., 6.000%,
                     12/01/27 ...................................     5,899,527
     101,192       Federal National Mortgage Association, 7.500%,
                     6/01/15 ....................................       104,629
   3,000,000       Federal National Mortgage Association, 6.000%,
                     2/25/24 ....................................     2,899,470
   8,306,164       Federal National Mortgage Association, 6.000%,
                     4/01/28 ....................................     8,085,469
                                                                   ------------
                                                                     16,989,095
                                                                   ------------
                   MORTGAGE BACKED--0.9%
   3,868,058       Federal Home Loan Mortgage Association,
                     6.000%, 8/15/22 ............................     3,702,427
                                                                   ------------
                   OIL & GAS--2.2%
   4,190,000       Kerr-Mcgee Corp., 6.625%, 10/15/07 ...........     4,316,706
   4,445,000       KN Energy, Inc., 6.650%, 3/01/05 .............     4,527,988
                                                                   ------------
                                                                      8,844,694
                                                                   ------------
                   PAPER--0.1%
     500,000       Westvaco Corp., 9.650%, 3/01/02 ..............       557,350
                                                                   ------------
                   RAILROADS & EQUIPMENT--0.6%
   2,350,000       Norfolk Southern Corp., 7.050%, 5/01/37 ......     2,518,189
                                                                   ------------
                   SECURITIES--2.2%
   3,050,000       Bear Stearns Cos., Inc., 6.750%, 12/15/07 ....     3,125,427
   1,500,000       Donaldson Lufkin & Jenrette, Inc., 6.875%
                     11/01/05 ...................................     1,538,730
   4,025,000       Salomon, Inc., 7.000%, 3/15/04 ...............     4,179,922
                                                                   ------------
                                                                      8,844,079
                                                                   ------------
                   TELECOMMUNICATION--1.4%
   4,600,000       Sprint Spectrum, L.P., Zero Coupon, 8/15/06 ..     3,933,000
   1,660,000       U.S. West Capital Funding Inc., 6.250%,
                    7/15/05 .....................................     1,656,381
                                                                   ------------
                                                                      5,589,381
                                                                   ------------
                   U.S. GOVERNMENT AND AGENCIES--13.9%
   2,575,000       Federal Home Loan Bank, 5.301%, 11/23/98 (d) .     2,566,580
   3,265,000       United States Treasury Bonds, 6.500%, 11/15/26     3,625,685
   3,520,000       United States Treasury Bonds, 6.625%, 2/15/27      3,974,854
   5,020,000       United States Treasury Notes, 6.500%, 5/15/05      5,298,459
   9,235,000       United States Treasury Notes, 6.500%, 8/15/05      9,745,788
  17,150,000       United States Treasury Notes, 7.000%, 7/15/06     18,728,315
  12,430,000       United States Treasury Notes, 6.125%, 8/15/07     12,935,155
                                                                   ------------
                                                                     56,874,836
                                                                   ------------
                   Total Bonds and Notes
                     (Identified Cost $153,968,612) .............   159,146,835
                                                                   ------------
 SHORT TERM INVESTMENTS--2.0%
-------------------------------------------------------------------------------
$  8,012,000       Associates Corp of North America, 5.950%,
                      7/01/98 ...................................     8,012,000
                                                                   ------------
                   Total Short Term Investments
                     (Identified Cost $8,012,000)................     8,012,000
                                                                   ------------
                   Total Investments--99.6%
                     (Identified Cost $340,102,140)(b) ..........   407,373,118

                   Other assets less liabilities ................     1,660,760
                                                                   ------------
                   Total Net Assets--100% .......................  $409,033,878
                                                                   ============

(a) See Note 1a of Notes to Financial Statements
(b) Federal Tax Information: At June 30, 1998 the net
    unrealized appreciation on investments based on cost of
    $340,102,140 for federal income tax purposes was as
    follows:
    Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost.........  $ 73,587,660
    Aggregate gross unrealized depreciation for all investments
      in which there is an excess of tax cost over value.........    (6,316,682)
                                                                   ------------
      Net unrealized appreciation................................  $ 67,270,978
                                                                   ============
(c) Non-income producing security.
(d) Floating rate notes are instruments whose interest rates vary with changes in a designated base rate on a specific date. These notes reset quarterly based upon a specific index.
ADR/GDR -- An American Depository Receipt or Global Depository Receipt is a certificate issued by a Custodian Bank representing the right to receive securities of the foreign issuer described. The values of ADRs and GDRs are significantly influenced by trading on exchanges not located in the United States.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

ASSETS
  Investments at value (Identified cost $340,102,140) ......                           $407,373,118
  Cash .....................................................                                    152
  Receivable for:
    Fund shares sold .......................................                              1,636,390
    Securities sold ........................................                              6,032,095
    Dividends and interest .................................                              2,910,073
  Prepaid registration expense .............................                                  9,000
                                                                                       ------------
                                                                                        417,960,828
LIABILITIES
  Payable for:
    Securities purchased ...................................      $7,528,424
    Fund shares redeemed ...................................       1,000,843
    Withholding taxes ......................................           6,904
  Accrued expenses:
    Management fees ........................................         243,012
    Deferred trustees' fees ................................          66,164
    Accounting and administrative ..........................           7,038
    Other expenses .........................................          74,565
                                                                  ----------
                                                                                          8,926,950
                                                                                       ------------
NET ASSETS .................................................                           $409,033,878
                                                                                       ============
  Net Assets consist of:
    Capital paid in ........................................                           $320,387,978
    Undistributed net investment income ....................                                113,385
    Accumulated net realized gains .........................                             21,261,561
    Unrealized appreciation on investments .................                             67,270,954
                                                                                       ------------
NET ASSETS .................................................                           $409,033,878
                                                                                       ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
  ($237,195,642 divided by 15,858,980 shares of beneficial
    interest) ..............................................                                 $14.96
                                                                                             ======
Offering price per share (100/94.25 of $14.96) .............                                 $15.87*
                                                                                             ======
Net asset value and offering price of Class B shares
  ($83,712,113 divided by 5,639,164 shares of beneficial
    interest) ..............................................                                 $14.84**
                                                                                             ======
Net asset value and offering price of Class C shares
  ($5,439,092 divided by 367,693 shares of beneficial
    interest) ..............................................                                 $14.79**
                                                                                             ======
Net asset value, offering and redemption price of Class Y
  shares ($82,687,031 divided by 5,521,865 shares of
  beneficial interest) .....................................                                 $14.97
                                                                                             ======
* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Six Months Ended June 30, 1998
(unaudited)

INVESTMENT INCOME
  Dividends ................................................                           $ 1,709,688(a)
  Interest .................................................                             5,469,195
                                                                                       -----------
                                                                                         7,178,883
  Expenses
    Management fees ........................................      $1,481,154
    Service fees - Class A .................................         296,676
    Service and distribution fees - Class B ................         404,633
    Service and distribution fees - Class C ................          27,878
    Trustees' fees and expenses ............................          12,402
    Accounting and administrative ..........................          35,892
    Custodian ..............................................          61,664
    Transfer agent .........................................         344,089
    Audit and tax services .................................          17,745
    Legal ..................................................           7,566
    Printing ...............................................          34,380
    Registration ...........................................          34,349
    Miscellaneous ..........................................          13,089
                                                                  ----------
  Total expenses ...........................................                             2,771,517
                                                                                       -----------
  Net investment income ....................................                             4,407,366
                                                                                       -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Realized gain on Investments - net .......................                            16,336,802
  Unrealized appreciation on Investments - net .............                             3,166,183
                                                                                       -----------
  Net gain on investment transactions ......................                            19,502,985
                                                                                       -----------
    NET INCREASE IN NET ASSETS FROM OPERATIONS .............                           $23,910,351
                                                                                       ===========

(a) Net of foreign taxes of: $19,663.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------
(unaudited)

                                                                                 SIX MONTHS
                                                              YEAR ENDED           ENDED
                                                             DECEMBER 31,         JUNE 30,
                                                                 1997               1998
                                                             ------------       ------------
FROM OPERATIONS
  Net investment income ...................................  $  8,610,744       $  4,407,366
  Net realized gain on investments ........................    44,522,520         16,336,802
  Unrealized appreciation on investments ..................     9,443,755          3,166,183
                                                             ------------       ------------
  Increase in net assets from operations ..................    62,577,019         23,910,351
                                                             ------------       ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ...............................................    (5,058,699)        (2,555,602)
    Class B ...............................................    (1,076,687)          (589,205)
    Class C ...............................................       (59,400)           (42,229)
    Class Y ...............................................    (2,402,391)        (1,068,563)
  Net realized gain on investments
    Class A ...............................................   (26,172,311)                 0
    Class B ...............................................    (8,351,315)                 0
    Class C ...............................................      (483,496)                 0
    Class Y ...............................................   (11,201,373)                 0
                                                             ------------       ------------
                                                              (54,805,672)        (4,255,599)
                                                             ------------       ------------
    INCREASE (DECREASE) IN NET ASSETS DERIVED FROM CAPITAL
    SHARE TRANSACTIONS                                         34,227,005        (10,815,084)
                                                             ------------       ------------
    Total increase in net assets ..........................    41,998,352          8,839,668

NET ASSETS
  Beginning of the period .................................   358,195,858        400,194,210
                                                             ------------       ------------
  End of the period .......................................  $400,194,210       $409,033,878
                                                             ============       ============
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME
  End of the period .......................................  $   (38,382)       $    113,385
                                                             ===========        ============

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
(unaudited)

                                                                      CLASS A
                                  -----------------------------------------------------------------------------------
                                                     YEAR ENDED DECEMBER 31,                               SIX MONTHS
                                                                                                             ENDED
                                  ------------------------------------------------------------------        JUNE 30,
                                   1993           1994           1995           1996           1997           1998
                                  ------         ------         ------         ------         ------         ------
Net Asset Value, Beginning
  of the Period ..........        $11.16         $12.13         $11.27         $13.14         $13.94         $14.25
                                  ------         ------         ------         ------         ------         ------
Income From Investment
  Operations
Net Investment Income ....          0.31           0.33           0.42           0.38           0.33           0.17
Net Realized and
  Unrealized Gain (Loss)
  on Investments .........          1.26          (0.65)          2.49           1.76           2.05           0.70
                                  ------         ------         ------         ------         ------         ------
Total From Investment
  Operations .............          1.57          (0.32)          2.91           2.14           2.38           0.87
                                  ------         ------         ------         ------         ------         ------
Less Distributions
Dividends From Net
Investment Income ........         (0.31)         (0.33)         (0.40)         (0.39)         (0.33)         (0.16)
Distributions From Net
  Realized Capital Gains .         (0.29)         (0.21)         (0.64)         (0.95)         (1.74)          0.00
                                  ------         ------         ------         ------         ------         ------
Total Distributions ......         (0.60)         (0.54)         (1.04)         (1.34)         (2.07)         (0.16)
                                  ------         ------         ------         ------         ------         ------
Net Asset Value, End of
  the Period .............        $12.13         $11.27         $13.14         $13.94         $14.25         $14.96
                                  ======         ======         ======         ======         ======         ======
Total Return (%) (a) .....          14.2           (2.7)          26.3           17.1           17.5            6.1
Ratio of Operating
  Expenses to Average Net
  Assets (%) .............          1.40           1.40           1.36           1.33           1.29           1.28(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) .............          2.66           2.91           3.37           2.79           2.25           2.22(b)
Portfolio Turnover Rate(%)            50             36             54             70             69             77(b)
Net Assets, End of the
  Period (000) ...........      $158,308       $158,332       $196,514       $219,626       $233,421       $237,196

(a) A sales charge is not reflected in total return calculations. Periods less than one year are not annualized.
(b) Computed on an annualized basis.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------
(unaudited)

                                                                    CLASS B
                               ------------------------------------------------------------------------------------
                               SEPTEMBER 13(a)                                                           SIX MONTHS
                                  THROUGH                     YEAR ENDED DECEMBER 31,                       ENDED
                                DECEMBER 31,        ------------------------------------------------       JUNE 30,
                                   1993              1994          1995          1996          1997          1998
                                  ------            ------        ------        ------        ------        ------
Net Asset Value, Beginning
  of the Period ..........        $12.16            $12.11        $11.24        $13.08        $13.86        $14.15
                                  ------            ------        ------        ------        ------        ------
Income From Investment Operations
Net Investment Income ....          0.16              0.26          0.34          0.29          0.23          0.11
Net Realized and
  Unrealized Gain (Loss)
  on Investments .........          0.24             (0.66)         2.46          1.74          2.03          0.69
                                  ------            ------        ------        ------        ------        ------
Total From Investment
  Operations .............          0.40             (0.40)         2.80          2.03          2.26          0.80
                                  ------            ------        ------        ------        ------        ------
Less Distributions
Dividends From Net
  Investment Income ......         (0.16)            (0.26)        (0.32)        (0.30)        (0.23)        (0.11)
Distributions From Net
  Realized Capital Gains..         (0.29)            (0.21)        (0.64)        (0.95)        (1.74)         0.00
                                  ------            ------        ------        ------        ------        ------
Total Distributions ......         (0.45)            (0.47)       (0.96)         (1.25)        (1.97)        (0.11)
                                  ------            ------        ------        ------        ------        ------
Net Asset Value, End of
  the Period .............        $12.11            $11.24        $13.08        $13.86        $14.15        $14.84
                                  ======            ======        ======        ======        ======        ======
Total Return (%) (c) .....           3.3             (3.4)          25.3          16.3          16.7           5.6
Ratio of Operating
  Expenses to Average Net
  Assets (%) .............           2.36 (b)         2.15          2.11          2.08          2.04          2.03(b)
Ratio of Net Investment
  Income to Average Net
  Assets (%) .............           1.92 (b)         2.16          2.62          2.04          1.50          1.47(b)
Portfolio Turnover Rate
  (%) ....................            50                36            54            70            69            77(b)
Net Assets, End of the
  Period (000) ...........        $4,691           $21,607       $40,361       $58,367       $76,558       $83,712

(a) Commencement of Operations.
(b) Computed on an annualized basis.
(c) A contingent deferred sales charge in the case of Class B shares is not reflected in total return calculations.
    Periods less than one year are not annualized.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------
(unaudited)

                                                                         CLASS C
                                                      -------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,             SIX MONTHS
                                                                                               ENDED
                                                      -----------------------------------     JUNE 30,
                                                       1995          1996          1997         1998
                                                      ------        ------        ------     ----------
Net Asset Value, Beginning of the Period ......       $11.24        $13.05        $13.82       $14.10
                                                      ------        ------        ------       ------
Income From Investment Operations
Net Investment Income .........................         0.35          0.29          0.23         0.11
Net Realized and Unrealized Gain on Investments         2.44          1.73          2.02         0.69
                                                      ------        ------        ------       ------
Total From Investment Operations ..............         2.79          2.02          2.25         0.80
                                                      ------        ------        ------       ------
Less Distributions
Dividends From Net Investment Income ..........        (0.34)        (0.30)        (0.23)       (0.11)
Distributions From Net Realized Capital Gains .        (0.64)        (0.95)        (1.74)        0.00
                                                      ------        ------        ------       ------
Total Distributions ...........................       (0.98)         (1.25)        (1.97)       (0.11)
                                                      ------        ------        ------       ------
Net Asset Value, End of the Period ............       $13.05        $13.82        $14.10       $14.79
                                                      ======        ======        ======       ======
Total Return (%) (b) ..........................         25.2          16.2          16.6          5.6
Ratio of Operating Expenses to Average Net
  Assets (%) ..................................         2.11          2.08          2.04         2.03(a)
Ratio of Net Investment Income to Average Net
  Assets (%) ..................................         2.62          2.04          1.50         1.47(a)
Portfolio Turnover Rate (%) ...................           54            70            69           77(a)
Net Assets, End of the Period (000) ...........         $718        $2,538        $4,596       $5,439

(a) Computed on an annualized basis.
(b) A contingent deferred sales charge is not reflected in total return calculations.
    Periods less than one year are not annualized.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS - continued
-------------------------------------------------------------------------------
(unaudited)

                                                             CLASS Y
                                           ----------------------------------------------------------------------
                                             MARCH 8(a)                                               SIX MONTHS
                                              THROUGH             YEAR ENDED DECEMBER 31,                ENDED
                                            DECEMBER 31,     --------------------------------------     JUNE 30,
                                                1994            1995          1996         1997           1998
                                            ----------       ----------    ----------    ----------    ----------
Net Asset Value,  Beginning of the Period   $    12.20       $    11.27    $    13.15    $    13.95    $    14.27
                                            ----------       ----------    ----------    ----------    ----------
Income From Investment Operations
Net Investment Income ...................         0.38             0.46          0.44          0.40          0.20
Net Realized and Unrealized Gain
  (Loss) on Investments .................        (0.72)            2.51          1.76          2.06          0.69
                                            ----------       ----------    ----------    ----------    ----------
Total From Investment Operations ........        (0.34)            2.97          2.20          2.46          0.89
                                            ----------       ----------    ----------    ----------    ----------
Less Distributions Dividends
  From Net Investment Income ............        (0.38)           (0.45)        (0.45)        (0.40)        (0.19)
Distributions From Net Realized
  Capital Gains .........................        (0.21)           (0.64)        (0.95)        (1.74)         0.00
                                            ----------       ----------    ----------    ----------    ----------
Total Distributions .....................        (0.59)           (1.09)        (1.40)        (2.14)        (0.19)
                                            ----------       ----------    ----------    ----------    ----------
Net Asset Value, End of the Period ......   $    11.27       $    13.15    $    13.95    $    14.27    $    14.97
                                            ==========       ==========    ==========    ==========    ==========
Total Return (%)(c) .....................         (2.8)            26.8          17.6          18.1           6.2
Ratio of Operating Expenses to
  Average Net Assets (%) ................         0.99(b)          1.11          0.88          0.88          0.89(b)
Ratio of Net Investment Income
  to Average Net Assets (%) .............         3.69(b)          3.62          3.24          2.66          2.61(b)
Portfolio Turnover Rate (%) .............           36               54            70            69            77(b)
Net Assets, End of the Period (000) .....   $   39,183       $   59,411    $   77,665    $   85,620    $   82,687

(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Periods less than one year are not computed on an annualized basis.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
June 30, 1998
(unaudited)

1. The Fund is a Series of New England Funds Trust I, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks a reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased prior to May 1, 1997). Class C shares do not pay a front end sales charge and do not convert to any other class of shares, but they do pay a higher ongoing distribution fee than Class A shares and may be subject to a contingent deferred sales charge if those shares are redeemed within one year. Class Y shares do not pay a front end sales charge, a contingent deferred sales charge or distribution fees. They are intended for institutional investors with a minimum of $1,000,000 to invest. Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser and subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Fund is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax differences are primarily due to differing treatments for mortgage backed securities, real estate limited partnership investments and market discount transactions.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements including interest. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price including interest. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASES AND SALES OF SECURITIES. For the six months ended June 30, 1998, purchases and sales of securities (excluding short-term investments) were as follows:

               PURCHASES                                 SALES
-----------------------------------------  ------------------------------------
  U.S. GOVERNMENT           OTHER           U.S. GOVERNMENT         OTHER
---------------------  ------------------  ------------------  ----------------
    $52,305,244          $102,905,656        $34,751,984        $136,379,310

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P., ("NEFM") at the annual rate of 0.75% of the first $200 million of the Fund's average daily net assets, 0.70% of the next $300 million and 0.65% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Loomis Sayles & Company, L.P. ("Loomis Sayles") at the rate of 0.535% of the first $200 million of the Fund's average daily net assets, 0.350% of the next $300 million and 0.300% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of Nvest Companies, L.P. ("Nvest"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Loomis Sayles under the management agreement in effect during the six months ended June 30, 1998 are as follows:

FEES EARNED
-----------
$581,893                    NEFM
 899,261                    Loomis Sayles

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of Nvest and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year six months ended June 30, 1998 these expenses amounted to $35,892 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds Services Corporation ("NEFSCO")is the transfer and shareholder servicing agent for the Fund. For the six months ended June 30, 1998, the Fund paid NEFSCO $250,430 as compensation for its services in that capacity. For the six months ended June 30, 1998, the Fund received $4,268 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A Shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $296,676 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward at December 31, 1997 is $2,041,399.

Under the Class B and Class C Plans, the Fund pays New England Funds monthly service fees at the annual rate of 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the six months ended June 30, 1998, the Fund paid New England Funds $101,158 and $6,970 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the six months ended June 30, 1998, the Fund paid New England Funds $303,475 and $20,908 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the six months ended June 30, 1998 amounted to $421,312.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, Nvest, NEFSCO or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,295
Meeting Fee                                              159/meeting
Annual Committee Member Retainer                         344
Annual Committee Chairman Retainer                       229

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. CAPITAL SHARES. At June 30, 1998 there was an unlimited number of shares of beneficial interest authorized, divided into four classes, Class A, Class B, Class C and Class Y capital stock. Transactions in capital shares were as follows:

                                                 YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                      --------------------------------   ----------------------------------
CLASS A                                   SHARES            AMOUNT           SHARES             AMOUNT
-------                               --------------   ---------------   --------------   -----------------
Shares sold ........................       2,817,913     $  40,996,836        2,279,836        $33,944,812
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................         334,010         4,805,523          162,231           2,432,444
  Distributions from net realized
    gain ...........................       1,767,242        25,250,301                0                   0
                                          ----------     -------------       ----------        ------------
                                           4,919,165        71,052,660        2,442,067          36,377,256
Shares repurchased .................      (4,301,205)      (62,553,540)      (2,959,272)        (44,047,572)
                                          ----------     -------------       ----------        ------------
Net increase (decrease) ............         617,960     $   8,499,120        (517,205)        $(7,670,316)
                                          ----------     -------------       ----------        ------------

                                                 YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                      ---------------------------------  -----------------------------------
CLASS B                                   SHARES            AMOUNT           SHARES             AMOUNT
-------                               --------------   ---------------   --------------   -----------------
Shares sold ........................       1,277,539     $  18,483,400          664,193        $  9,802,112
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................          71,225         1,016,924           37,625             560,249
  Distributions from net realized
    gain ...........................         566,453         8,034,641                0                   0
                                          ----------     -------------       ----------        ------------
                                           1,915,217        27,534,965          701,818          10,362,361
Shares repurchased .................        (716,112)      (10,405,386)        (473,209)         (6,965,545)
                                          ----------     -------------       ----------        ------------
Net increase  ......................       1,199,105     $  17,129,579          228,609        $  3,396,816
                                          ----------     -------------       ----------        ------------

                                                 YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                      ---------------------------------  -----------------------------------
CLASS C                                   SHARES            AMOUNT           SHARES             AMOUNT
----                                  --------------   ---------------   --------------   -----------------
Shares sold ........................         155,255     $   2,254,801          155,658        $  2,252,487
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................           3,834            54,473            2,746              40,791
  Distributions from net realized
    gain ...........................          32,135           454,275                0                   0
                                          ----------     -------------       ----------        ------------
                                             191,224         2,763,549          158,404           2,293,278
Shares repurchased .................         (48,951)         (713,283)        (116,596)         (1,745,232)
                                          ----------     -------------       ----------        ------------
Net increase  ......................         142,273     $   2,050,266           41,808        $    548,046
                                          ----------     -------------       ----------        ------------

                                                 YEAR ENDED                       SIX MONTHS ENDED
                                              DECEMBER 31, 1997                     JUNE 30, 1998
                                      ---------------------------------  -----------------------------------
CLASS Y                                   SHARES            AMOUNT           SHARES             AMOUNT
-------                               --------------   ---------------   --------------   -----------------
Shares sold ........................       2,379,842     $  35,365,862          209,063        $  3,113,170
Shares issued in connection with the reinvestment of:
  Dividends from net investment
    income .........................         166,670         2,402,299           71,195           1,068,563
  Distributions from net realized
    gain ...........................         782,566        11,201,375                0                   0
                                          ----------     -------------       ----------        ------------
                                           3,329,078        48,969,536          280,258           4,181,733
Shares repurchased .................      (2,895,751)      (42,421,496)        (759,307)        (11,271,363)
                                          ----------     -------------       ----------        ------------
Net increase (decrease) ............         433,327     $   6,548,040        (479,049)        $ (7,089,630)
                                          ----------     -------------       ----------        ------------
Increase (decrease) derived from
  capital shares transactions ......       2,392,665     $  34,227,005        (725,837)        $(10,815,084)
                                          ==========     =============       =========         ============

SUPPLEMENT DATED AUGUST 17, 1998 TO THE NEW ENGLAND STOCK FUNDS CLASS A, B AND
          C SHARES AND CLASS Y SHARES PROSPECTUSES DATED MAY 1, 1998

FOR NEW ENGLAND VALUE FUND AND NEW ENGLAND BALANCED FUND
The following supplements the "Fund Management" section of each Prospectus:

Effective August 1998, Jeffrey Wardlow and Lauriann Kloppenberg have assumed responsibility for the day-to-day management of the Value Fund. Also effective August 1998, Jeffrey Wardlow and Gregg Watkins have assumed responsibility for the day-to-day management of the equity portion of the Balanced Fund and the responsibility for allocating the assets of the Balanced Fund between equity and fixed-income securities. The day-to-day management of the fixed-income portion of the Balanced Fund remains the same. Mr. Wardlow, Vice President of Loomis Sayles, has managed the Loomis Sayles Core Value Fund since its inception in May 1991. Ms. Kloppenberg, Vice President and Director of Equity Research of Loomis Sayles, has been employed by Loomis Sayles for more than five years. Mr. Watkins, Vice President of Loomis Sayles, is also a portfolio manager of the Loomis Sayles Mid-Cap Value Fund and has been employed by Loomis Sayles for more than five years.

FOR NEW ENGLAND GROWTH FUND
Effective September 1, 1998, New England Growth Fund offers Class C shares to the general public in addition to Class A and Class B shares. Therefore, the following tables supplement "Annual fund operating expenses" and "Example" in the "Schedule of Fees" section:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                 NEW ENGLAND
                                                                 GROWTH FUND
                                                                 -----------
                                                                   CLASS C
                                                                 -----------
Management Fees ................................................    0.67%
12b-1 Fees .....................................................    1.00%*
Other Expenses .................................................    0.20%
Total Fund Operating Expenses ..................................    1.87%
------------
*Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) unless otherwise noted, redemption at period end. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than those shown.
                                                    NEW ENGLAND GROWTH FUND
                                                    -----------------------
                                                            CLASS C
                                                    -----------------------
                                                       (1)           (2)
1 year ...........................................     $ 29          $ 19
3 years ..........................................     $ 59          $ 59
5 years ..........................................     $101          $101
10 years .........................................     $219          $219
------------
(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
-------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                              SAVING FOR RETIREMENT
--------------------------------------------------------------------------------
AN EARLY START CAN MAKE A BIG DIFFERENCE

With today's lengthening life spans, you may be retired for 20 years or more after you complete your working career. Living these retirement years the way you've dreamed of will require considerable financial resources. while it's never too late to start a retirement savings program, it's certainly never too early: The sooner you begin, the longer the time your money has to grow.

The chart below illustrates this point dramatically. One investor starts at age 30, saves for just 10 years, then leaves the investment to grow. The second investor starts 10 years later but saves much longer -- for 25 years, in fact. Can you guess which investor accumulates the greater retirement nest egg? For the answer, look at the chart.

--------------------------------------------------------------------------------
                    AN EARLY START CAN MAKE A BIG DIFFERENCE
--------------------------------------------------------------------------------

[A chart in the form of a line graph appears here, comparing the growth of investments made for 10 years by an investor who begins investing at age 30 to the growth of investments made for twenty-five years by an investor who begins investing at age 40. A hypothetical appreciation of 10% is assumed. The data points from the graph are as follows:]

Investor A - Begins investing at age 30 for 10 years:
Age                                                        Growth of Investments
30                                                                        $2,000
35                                                                       $15,431
40                                                                       $35,062
45                                                                       $90,943
55                                                                      $146,464
60                                                                      $235,882
65                                                                      $379,890


Investor B - Begins investing at age 40 for 25 years:
Age                                                        Growth of Investments
40                                                                        $2,000
45                                                                       $15,431
50                                                                       $37,062
55                                                                       $71,899
60                                                                      $128,005
65                                                                      $216,364

Assumes 10% hypothetical appreciation. For illustrative purposes only and not indicative of future performance of any New England Fund.

Investor A invested $20,000, less than half of Investor B's commitment -- and for less than half the time. Yet Investor A wound up with a much greater retirement nest egg. The reason? It's all thanks to an early start.

New England Funds has prepared a number of informative retirement planning guides. Call your financial representative or New England Funds today, and ask for the guide that best fits your personal needs.

--------------------------------------------------------------------------------
                             REGULAR INVESTING PAYS
--------------------------------------------------------------------------------

FIVE GOOD REASONS TO INVEST REGULARLY
1. It's an easy way to build assets.
2. It's convenient and effortless.
3. It requires a low minimum to get started.
4. It can help you reach important long-term goals like financing retirement or college funding.
5. It can help you benefit from the ups and downs of the market. With Investment Builder, New England Fund's automatic investment program, you can invest as little as $100 a month in your New England fund automatically -- without even writing a check. And, as you can see from the chart below, your monthly investments can really add up over time.

--------------------------------------------------------------------------------
                         THE POWER OF MONTHLY INVESTING
--------------------------------------------------------------------------------

[A line graph appears here, illustrating the hypothetical accumulation of monthly investments at an 8% annual rate of return. The data points of the graph are as follows:]

Monthly investments of $100

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                        $7,322
10                                                                      $18,079
15                                                                      $33,886
20                                                                      $57,111
25                                                                      $91,236

Monthly investments of $200

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $14,643
10                                                                      $36,158
15                                                                      $67,772
20                                                                     $114,222
25                                                                     $182,472

Monthly investments of $500

Years                                             Growth of Monthly Investments
0                                                                            $0
5                                                                       $36,608
10                                                                      $90,396
15                                                                     $169,429
20                                                                     $285,555
25                                                                     $456,181

For illustrative purposes only. These figures represent hypothetical accumulation at an 8% annual rate of return, and are not indicative of future performance of any New England Fund. The value of a New England Fund will fluctuate with changing market conditions.

This program cannot assure a profit nor protect against a loss in a declining market. It does, however, ensure that you buy more shares when the price is low and fewer shares when the price is high.

You can start an Investment Builder program with your current New England Funds account. To open an Investment Builder account today, call your financial representative or New England Funds at 1-800-225-5478.

--------------------------------------------------------------------------------
                                NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                                  Bullseye Fund
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                            INTERNATIONAL STOCK FUNDS
                            International Equity Fund
                               Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                              Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                        Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                              Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                        Tax Free Income Fund of New York
                  Intermediate Term Tax Free Fund of California

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                          Tax Exempt Money Market Trust

                    To learn more, and for a free prospectus,
                     contact your financial representative.
              Visit our World Wide Web site at www.mutualfunds.com

                      New England Funds, L.P., Distributor
                               399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

           This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about
          distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

 New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc.
    (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
                The program provides access to information about
        securities firms and their representatives. Investors may obtain a copy by contacting the NASD at 1-800-289-9999 or by
                    visiting their web site at www.NASDR.com.

                                                              ------------------
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   NEW ENGLAND FUNDS(R)                                          U.S. Postage
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                                                                 Brockton, MA
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